                                                                    EXHIBIT 13.3

                               PURCHASE AGREEMENT


                  Master Investment Trust, Series I (the "Trust"), a Delaware business trust, and Concord Management (Ireland), Limited in trust for Concord (Cayman Islands) Limited ("Concord"), hereby agree with each other as follows:

                  1. The Trust hereby offers Concord and Concord hereby purchases 10,000 Series A interests representing interests in its Bond Fund (such beneficial interests in the Trust being hereinafter collectively known as "Interests") at a purchase price of US $10.00 per Interest. Concord hereby acknowledges purchase of the Interests and the Trust hereby acknowledges receipt from Concord of funds in the amount of US $100,000 in full payment for the Interests. The Interests are being purchased in a private offering.

                  2. Concord represents and warrants to the Trust that the Interests are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of December, 1993.

(SEAL)

Attest:                             MASTER INVESTMENT TRUST, SERIES I



/s/ W. Bruce McConnel, III          By: /s/ Richard Stierwalt
--------------------------              ---------------------------------------
    Secretary                               President

(SEAL)


Attest:                             CONCORD MANAGEMENT (IRELAND),
                                    LIMITED IN TRUST FOR CONCORD
                                    (CAYMAN ISLANDS) LIMITED



/s/ Signature Illegible             By: /s/ Adrian Waters
--------------------------              ---------------------------------------

                               PURCHASE AGREEMENT


                  Master Investment Trust, Series I (the "Trust"), a Delaware business trust, and Concord Management (Ireland), Limited in trust for Concord (Cayman Islands) Limited ("Concord"), hereby agree with each other as follows:

                  1. The Trust hereby offers Concord and Concord hereby purchases 10,000 Series C interests representing interests in its Asset Allocation Fund (such beneficial interests in the Trust being hereinafter collectively known as "Interests") at a purchase price of US $10.00 per Interest. Concord hereby acknowledges purchase of the Interests and the Trust hereby acknowledges receipt from Concord of funds in the amount of US $100,000 in full payment for the Interests. The Interests are being purchased in a private offering.

                  2. Concord represents and warrants to the Trust that the Interests are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of December, 1993.

(SEAL)

Attest:                             MASTER INVESTMENT TRUST, SERIES I



/s/ W. Bruce McConnel, III          By: /s/ Richard Stierwalt
--------------------------              ---------------------------------------
    Secretary                               President

(SEAL)


Attest:                             CONCORD MANAGEMENT (IRELAND),
                                    LIMITED IN TRUST FOR CONCORD
                                    (CAYMAN ISLANDS) LIMITED



/s/ Signature Illegible             By: /s/ Adrian Waters
--------------------------              ---------------------------------------

                               PURCHASE AGREEMENT


                  Master Investment Trust, Series I (the "Trust"), a Delaware business trust, and Concord Management (Ireland), Limited in trust for Concord (Cayman Islands) Limited ("Concord"), hereby agree with each other as follows:

                  1. The Trust hereby offers Concord and Concord hereby purchases 10,000 Series B interests representing interests in its Blue Chip Fund (such beneficial interests in the Trust being hereinafter collectively known as "Interests") at a purchase price of US $10.00 per Interest. Concord hereby acknowledges purchase of the Interests and the Trust hereby acknowledges receipt from Concord of funds in the amount of US $100,000 in full payment for the Interests. The Interests are being purchased in a private offering.

                  2. Concord represents and warrants to the Trust that the Interests are being acquired for investment purposes and not with a view to the distribution thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of December, 1993.

(SEAL)

Attest:                             MASTER INVESTMENT TRUST, SERIES I



/s/ W. Bruce McConnel, III          By: /s/ Richard Stierwalt
--------------------------              ---------------------------------------
    Secretary                               President

(SEAL)


Attest:                             CONCORD MANAGEMENT (IRELAND),
                                    LIMITED IN TRUST FOR CONCORD
                                    (CAYMAN ISLANDS) LIMITED



/s/ Signature Illegible             By: /s/ Adrian Waters
--------------------------              ---------------------------------------